EXHIBIT 24

                                POWER OF ATTORNEY

Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby authorizes and constitutes Donald P. Gill as his or her true and lawful attorney with full power to him, and to sign for him or her and in his or her name in the capacities indicated below any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with exhibits thereto, and other documents in connection therewith, and he or she hereby ratifies and confirms his or her signature as it may be signed by said attorney to any and all such amendments.

                                                                 March 29, 2004
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Robert R. Borden, III, Director

                                                                 March 29, 2004
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Timothy R. Collins, Director

                                                                 March 29, 2004
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Franz Colloredo-Mansfield, Director

                                                                 March 29, 2004
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John T. Coughlin, Director

                                                                 March 29, 2004
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Stephanie R. Gaskins, Director

                                                                 March 29, 2004
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Fitz O. Lufkin, Jr., Director

                                                                 March 29, 2004
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Peter A. Maistrellis, Director

                                                                 March 29, 2004
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H.A. Patrican, Jr., Director

                                                                 March 29, 2004
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Neil St. John Raymond, Chairman of the Board

                                                                 March 29, 2004
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Neil St. John Raymond, Jr., Director

                                                                 March 29, 2004
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William J. Tinti, Director

                                                                 March 29, 2004
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Michael J. Wolnik, CFO and Chief Accounting Officer